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                                                                    EXHIBIT (99)



                       LOGO PEOPLES BANCORP, INCORPORATED
COMMON STOCK                                                        COMMON STOCK


                          PEOPLES BANCORP, INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                               CUSIP 70978T 10 7

THIS CERTIFIES THAT



is the registered holder of

Shares of the fully paid and nonassessable Common Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ________________ A.D. _______.



----------------------------------              --------------------------------
Signature                                       Signature

                                 (reverse side)


         The following abbreviations, when used in the insciption on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                      UNIF GIFT MIN ACT -.....Custodian.....
                                                                        (Cust)       (Minor)
TEN ENT  - as tenants by the entireties              under Uniform Gifts to Minors
JT TEN   - as joint tenants with right of
         survivorship and not as tenants             Act............................
         in common                                            (State)
         Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
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                                              ----------------------------------

In presence of


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